INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED JANUARY 17, 2025, TO THE PROSPECTUS
DATED FEBRUARY 28, 2024, OF:
Invesco International BuyBack AchieversTM ETF (IPKW)
(the “Fund”)
Effective February 3, 2025, the second and third paragraph under the section titled “Additional Information About the Fund’s Strategies and Risks—NASDAQ International BuyBack AchieversTM Index” in the Fund’s Statutory Prospectus are deleted in their entirety and replaced with the following:
The Underlying Index applies a float adjusted modified market capitalization weighting methodology. The Underlying Index is reweighted at market open on the first trading day of May, August, November, and February. When the Underlying Index is reweighted, the Underlying Index is subject to the following limits: (i) no country can have, in aggregate, a weight greater than 30%; (ii) no single component stock can have a weight of more than 5%; and (iii) no more than eight component securities may represent the maximum 5% weight. If after distribution of excess weights from capped securities, any of the eight highest-ranked securities are weighted below 5%, the weight of each of those securities is not capped. Next, any remaining securities in excess of 2.5% are capped at 2.5% and the excess weight of any capped security or country is distributed proportionally across the remaining securities.
The Underlying Index is rebalanced semi-annually as of market open on the first day of trading in August and February. At each semi-annual rebalance, securities’ eligibility for inclusion in the Underlying Index is evaluated based on data as of the last day of trading in June and December, respectively. If, at any time during the year, a component stock becomes ineligible for inclusion in the Underlying Index, the stock is removed and is not replaced until the next rebalance.
Please Retain This Supplement For Future Reference.
P-IPKW-PRO-SUP 011725